Other Investments	12 Months Ended
Mar. 31, 2026
Other Investments [Abstract]
OTHER INVESTMENTS
6	OTHER INVESTMENTS

	As of 31 March 2025	As of 31 March 2026
	USD’000	USD’000
Investment in financial assets measure at FVTPL	1,000	5

Investment in financial assets measured at fair value through profit or loss (FVTPL).

The company invested in a portfolio of quoted shares and bonds which are held for trading. The investments are measured at fair value, with any gains or losses arising from changes in fair value (including dividends received and interest received) are recognized in ‘Other gains and losses’ in profit or loss. Fair value of quoted instruments was determined by reference to the exchange quoted market price at the close of business on the reporting date.

During the financial year ended March 31, 2026, the Company substantially liquidated its investment portfolio and withdrew cash totaling USD 1,040,000 from brokerage account, recognizing a gain of USD 45,000 in the consolidated statements of profit or loss and other comprehensive income.

Sensitivity analysis of other investments

In the previous financial year, a changes of 5% in market price of the other investments, assuming all other variables constant, at the end of the reporting period would result in the (loss)/profit net of tax of the company to be higher/(lower) by USD 50,000, arising as a result of higher/(lower) fair value gains on other investments classified at fair value through profit or loss.